SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)               August 15, 2002

FIRST SECURITY GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	333-59338	58-2461486

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

817 Broad Street, Chattanooga, Tennessee	37402

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code             (423) 266-2000

SIGNATURES
PRESS RELEASE

Item 5. OTHER EVENTS

     On August 15, 2002, First Security Group, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the second quarter of 2002. A copy of the Company’s press release dated August 15, 2002 is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

Exhibit Number	Description

99.1	Press Release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY GROUP, INC

Date: August 16, 2002	By:	/s/ Rodger B. Holley

		Name:	Rodger B. Holley
		Title:	Chairman, Chief Executive Officer and President